Exhibit 99.8

Form No. 5

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company
	)	CHAPTER 11
	)	Case No.01-25009 DK
)
Debtor(s))

MONTHLY OPERATING REPORT

For the Month Ending February 28, 2003

FINANCIAL BACKGROUND INFORMATION

1.	ACCOUNTING BASIS:	Cash Accrual X

2.	PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
	Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854
	(301) 610-4300

3.	EMPLOYEE INFORMATION:
	Number of employees paid this period:	143
	Current number of employees:	139
	Gross monthly payroll:*
	Officers, directors, and principals	308,047
	Other employees	565,021
	All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO ☐
	Exceptions:

	* Represents gross payroll processed and paid during the month ending February 28, 2003. Actual expense incurred during period shown on Form 6.

4.	Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes / No If yes, explain:
	No.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

1

5.	Are all BUSINESS LICENSES or BONDS current?		YES

6.	PRE-PETITION ACCOUNTS RECEIVABLE:
	A. Beginning Balance (previous month’s ending balance)		$5,665,842
	B. Collected this Period		$(34,205)
	C. Adjustments/bad debt write off		$—
	D. Ending Balance (1)		$5,631,637

7.	POST-PETITION ACCOUNTS RECEIVABLE:
	A. Beginning Balance (previous month’s ending balance)		$19,400,410
	B. Incurred this Period		$3,775,607
	C. Collected this Period		$(3,787,972)
	D. Intercompany billing		$—
	E. Offsets / Credits /bad debt write off		$(18,504)
	F. Unbilled revenue adjustment		$328,856
	F. Ending Balance(1)		$19,698,397

	Ending Balance Aging (2):
	0-30 Days:	$4,313,285
	31-60 Days:	$3,410,908
	Over 60 Days:	11,974,204

	If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies. See Aging attached to Form 6.

(1) Does not include approximately $150 million in intercompany accounts receivable.  Since the petition date, the Company has collected approximately $13.0 million related to prepetition intercompany accounts receivable.

	(2) See aging attached to Form 6

8.	POST-PETITION ACCOUNTS PAYABLE:
	A. Beginning Balance (previous month’s ending balance)		$11,233,233
	B. Incurred this Period		$6,287,131
	C. Pay this Period		$(5,022,367)
	D. Settlements		$—
	E. Ending Balance		$12,497,996

	Ending Balance Aging:
	0-30 Days:	$5,429,530
	31-60 Days:	$1,362,697
	Over 60 Days:	5,705,770

	If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9.	TAXES: Are all taxes being paid to the proper taxing authorities when due? NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor is currently negotiating with tax authorities on settlement of certain pre-petition taxes that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and payable during the month ending Febuary 28, 2003.

2

10.	BANK ACCOUNTS: Have you changed banks or any other financial institution during this period? NO

11.	Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2003 *
	Fire	10/1/2003 *
	D&O Insurance	10/28/2003 *
	Liability	10/1/2003 *
	Workers Comp.	10/1/2003 *

* - The insurance policies are held by Startec Global Communication Corporation, Case No. 01-25013 DK

13.	ACTIONS OF DEBTOR: During the last month, did the Debtor:
	(a)	Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate? NO

If yes, explain:

	OR	consent to relief from the automatic stay (S362)? NO

	(b)	Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? YES
If no, explain:

14.

TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?   NO

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

	Type of Motion	Brief Description of Asset	Projected Income
$
$

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. NO

15.	PAYMENTS TO SECURED CREDITORS during Reporting Period:

	Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
	Allied Capital Corporation	Monthly		10/1/2002	$246,088
	Allied Capital Corporation	Monthly		11/1/2002	$246,088
	Allied Capital Corporation	Monthly		12/1/2002	$238,150
	Allied Capital Corporation	Monthly		1/1/2003	$246,088
	Allied Capital Corporation	Monthly		2/1/2003	$222,273

3

16.	PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

	Professional		Service	Payment Made

$—

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.	QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

Monthly Disbursements:
	Month 1 (current quarter)			$6,567,798.12
	Month 2 (current quarter)			$5,904,368.96
Month 3 (current quarter)
	Total			$12,472,167.08

18.	VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

	Dated:	March 24, 2003	DEBTOR IN POSSESSION
			By:	Ram Mukunda
			Name/Title:	President, CEO
			Address:	1151 Seven Locks Road
Potomac, MD 20854
			Telephone:	(301) 610-4300

REMINDER: Attach copies of debtor in possession bank statements.

4

Form No. 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Operating Company	)	CHAPTER 11
		)	Case No. 01-25009 DK
)
)

MONTHLY OPERATING REPORT

INCOME STATEMENT

(Business Debtor, Accrual Basis)

For the Month Ended February 28, 2003

(All figures refer to post-petition transactions)

	This Month	Year to Date
A. TOTAL SALES/INCOME	$3,487,780.00	7,599,117.00
COST OF SALES:
Intercompany revenues	$(1,243,545.00)	(2,174,450.00)
Purchased Services	$3,572,515.00	7,125,036.00
B. SUBTOTAL Cost of Sales	$2,328,970.00	$4,950,586.00
C. GROSS PROFIT (A - B)	$1,158,810.00	$2,648,531.00
OPERATING EXPENSES:
Salaries and Payroll Taxes	$959,446.31	$2,018,619.74
Office expense	$66,560.28	$143,508.45
Education /Training	1,700.13	$1,760.10
Professional Fees	$3,928.05	$(10,204.68)
Rent and Facilities Expense	$138,087.68	$276,088.26
Sales and Marketing	$342,625.72	$547,904.64
Travel	$26,680.10	$51,457.00
Other Operating Expenses incl. Year end adjustments	$4,811.05	$9,312.56
Billing Fees	$80,318.33	$186,063.54
Taxes/fees other than income taxes	$23,829.98	$39,714.31
Allocated to Affiliates	$(607,590.42)	$(1,093,237.62)
D. SUBTOTAL Operating Expenses	$1,040,397.21	$2,170,986.30
E. PROFIT/LOSS FROM OPERATION (C-D)	$118,412.79	$477,544.70
Other Income (Expenses)
Interest Expense	$(362,698.00)	$(749,212.00)
Interest Income	2,614.00	$13,100.00
Gain on Pre Petition Settlements	(267,617.00)	(249,754.00)
Gain / Loss on Foreign Currency Exchange	(746.00)	(746.00)
Depreciation and amortization	$(875,283.00)	$(1,755,503.00)
Equity earnings in subs	$—	$—
F. SUBTOTAL Other Income (Expenses)	$(1,503,730.00)	$(2,742,115.00)
G. Income Tax Expense	$—	$—
H. NET INCOME (LOSS) (E+F)	$(1,385,317.21)	$(2,264,570.30)

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Case Number 01-25009   Debtor: Startec Global Operating Company

SCHEDULE AR (Accounts Receivable)

As of February 28, 2003

(List Post-Petition Receivables Only)(1)

Debtor (Due From)	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days

Retail	9,616,196	Daily	1,764,222	5,075,706
Commercial	10,082,201	Daily	1,646,686	6,898,498

Total	19,698,397		3,410,908	11,974,204

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form.  Detailed agings are available upon request.

Case Number 01-25009   Debtor: Startec Global Operating Company

SCHEDULE AP (Accounts Payable)

As of February 31, 2003

(List Post-Petition Payables Only) (2)

Due To	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Trade vendors (3)	$12,497,996	Daily	1,362,697	5,705,770

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2)  Due to voluminous nature of aging reports, accounts payable aging information is presented in summary form.  Detailed agings are available upon request.

(3)  Trade vendor balances are stated gross of prepayments and offsets included in current assets on the balance sheet.

Form No. 8

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT

Operating Account

(Business Debtor, Accrual Basis)

For the Month Ending February 28, 2003

(All figures refer to post-petition transactions)

	Operating Account	Totals
A. Beginning Cash Balance from Balance Sheet		$(274,327)
B. Net Income for month		$(1,385,317)
Expenses not requiring cash:
Depreciation	$874,964
Foreign Exchange	$—
C. SUBTOTAL Expenses Not Requiring Cash		$874,964
D. Total Cash from Operations (A+B+C)		$(784,680)
Other Sources/Uses of Cash:
Decrease (Incr) - Accounts Receivable	(147,599)
Decrease (Incr) - Receivables from employees and affiliates	249,522
Decrease (Incr) - Other receivables	18,739
Decrease (Incr) Prepayments/Deposits	(900,430)
Decrease (Incr) - Equipment	152,790
Increase (Decr) - Accounts Payable	1,243,541
Increase (Decr) - Accrued Expenses	(209,495)
Increase (Decr) - DIP financing	—
Increase (Decr) - Accrued Interest/ DIP financing	(50,339)
E. Subtotal Other Sources/Uses of Cash		$356,729
F. Ending Cash Balance (D+E)		$(427,951)
Ending Balance per Bank Statement:
SunTrust		160,993
SunTrust		605,255
Merrill Lynch		47,898
Huntington Lockbox account		114,433
Chevy Chase operating		56,451
Chevy Chase payroll		—
Chevy Chase Employee Insurance account		—
Chevy Chase restricted investment		1
Cash on Hand		17,500
State Bank of India		180,000
Total Ending Balance per Bank Statement	$1,182,531
Less Outstanding Checks:
SunTrust		1,515,197
First Union		87,574
Huntington Lockbox account
Chevy Chase payroll		6,045
Chevy Chase Employee Insurance account		4,144
First Union		11,663
Total Outstanding Checks	$1,624,624
Add: Deposits in Transit:
Merrill Lynch
SunTrust		14,142
Total Deposits in Transit	$14,142
G. RECONCILIED BANK BALANCE		$(427,951)

Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.

Attach Bank Statements.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 9

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT

Payroll and Tax Accounts

(Business Debtor, Accrual Basis)

For the Month Ending February 28, 2003

(All figures refer to post-petition transactions)

	Payroll Account		Tax Account

A. Beginning Cash Balance from Balance Sheet		$—	$
B. Cash Receipts	$		$
C. Transfers from Operating Accounts		$74,608	$
D. Other:	$		$
E. Other:	$		$
F. TOTAL CASH RECEIPTS (A+B+C+D+E)		$74,608		$—
G. Cash Available
Cash Disbursements:
Net Payroll Paid		$(74,608)	$
Bank Service Charges	$		$
Other: Payroll check wired from incorrect acct	$		$
H. SUBTOTAL Disbursements		$(74,608)	$
I. Ending Cash Balance (F+G-H)		$—		$—
Ending Balance per Bank Statement		$—	$
Less Outstanding Checks		$—
Add Deposits in Transit		$—
J. RECONCILIED BANK BALANCE		$—		$—

Ending Cash Balance (I) and Reconcilied Bank Balance (J) Should be Equal.

Attach Bank Statements.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 10

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.01-25009 DK
)
)

BALANCE SHEET

As of February  28, 2003

	Asset	Total
Current Assets:
Cash	$(427,951)
Pre-Petition Acct. Receivables	$5,631,637
Post-Petition Acct. Receivables	$19,698,397
Allowance for Doubtful Accounts	$(10,172,384)
Receivables from Officers, Employees, Affiliates (6)	$156,103,780
Other Current Assets:
Deposits	$1,386,468
Prepaids	$4,893,379
Other Accounts Receivable	$934,900

A. SUBTOTAL Current Assets		$178,048,226
Fixed Assets:
Equipment, Furniture & Fixtures	$53,270,824
Less: Accumulated Depreciation	$(13,277,084)
B. SUBTOTAL Fixed Assets		$39,993,740
Other Assets: (Identify)
Licenses and other intangibles	$25,604
Restricted securities	$—

C. SUBTOTAL Other Assets		$25,604
D. TOTAL ASSETS (A+B+C) (1)		$218,067,570

	Liability	Total
Post-Petition Liabilities:
Accounts Payable	$12,622,137
Accrued expenses	$5,158,388
DIP Financing	$26,944,504
E. SUBTOTAL Post-Petition Liabilities		$44,725,028
Pre-Petition Liabilities:
Priority Claims (3)
Secured Debts (2), (4)	$13,759,354
Unsecured Liabilities	$44,589,361
F. SUBTOTAL Pre-Petition Liabilities		$58,348,716
Stockholders’ Equity (Deficit):
Common Stock	$—
Unearned Compensation	$4,225
Accumulated Other Comprehensive Loss	$(115,477)
Additional Paid-in Capital	$239,080,856
Retained Earnings (deficit):
Pre-Petition	$(100,085,100)
Post-Petition	$(23,890,678)
G. SUBTOTAL Stockholders’ Equity (5)		$114,993,826
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$218,067,570

(1)  Represents the carrying value of assets.  Does not include any adjustments to reflect current market value or any adjustments associated with our audits for the years ending December 31, 2001 and December 31, 2002 , which has not yet been completed. The debtor may make further adjustments pertaining to years ending  December 31, 2001 and December 31, 2002, which adjustments may result in additional charges not reflected above.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

(2)  The debtor has pledged as collateral all of its assets to secure a debt owed by the debtor’s parent company to NTFC Capital Corporation.  The balance of this obligation (including unpaid interest) was approximately $43.2 million as of February 28, 2003.  Pursuant to G.A.A.P. debtor continues to accrue interest on its secured debts.

(3)  In the debtor’s Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of February 28, 2003.

(4)  Startec Global Operating Company and Startec Global Licensing Company are jointly indebted to Allied for $20.0 million in principal amount (the “Allied Facility”).  A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing (subordinate to NTFC’s lien thereon), and the remaining $10 million is unsecured.  For bookkeeping purposes, the debt is divided evenly between the co-debtors.

(5)  Includes prior period adjustments that were the result of the Company’s ordinary year-end close procedures.  The Company will restate its Monthly Operating Report for the months ending December 31, 2001 and December 31, 2002 after the audits for the years ending December 31, 2001 and December 31, 2002 have been completed.

(6)  In November 2002, the debtor was advanced an additional $1.9 million under the DIP financing to purchase a loan made to its affiliate, Vancouver Telephone Company from Coast Business Credit.

Form No. 12

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.01-25009 DK
)
)

Cash Disbursements Summary Report

For the Month Ending Febuary 28, 2003

Total Disbursements from Operating Account (Note 1)	$5,829,760.65
Total Disbursements from Self Funded Medical Insurance Account	$—
Total Disbursements from Payroll Account (Note 2)	$74,608.31
Total Disbursements from Tax Escrow Account (Note 3)
Total Disbursements from other Account (Note 4)	$—
Grand Total Disbursements from all Accounts	$5,904,368.96

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account.  Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor’s behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property.)

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE